                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                      Educational Development Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                       EDUCATIONAL DEVELOPMENT CORPORATION
               10302 EAST 55TH PLACE - TULSA, OKLAHOMA 74146-6515

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 2, 2002

TO THE SHAREHOLDERS OF EDUCATIONAL DEVELOPMENT CORPORATION:

The 2002 Annual Meeting of Shareholders of Educational Development Corporation, a Delaware Corporation ("EDC" or the "Company"), will be held July 2, 2002, at 10 A.M., at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, for the following purposes:

     1. To elect one nominee as Class I Director.

     2. To consider and act upon a proposal to amend the restated certificate of incorporation to increase the authorized common stock of the Corporation.

     3. To consider and act upon a proposal to approve the Educational Development Corporation 2002 Stock Option Plan.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

Only shareholders of record at the close of business on May 3, 2002 are entitled to notice of and to vote at the meeting.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, you are requested to sign and return the enclosed proxy as promptly as possible in the enclosed postage paid envelope. You may revoke your Proxy at any time before it is exercised at the meeting.

By Order of the Board of Directors

/s/ RANDALL W. WHITE
Randall W. White
Chairman of the Board and President




                         Tulsa, Oklahoma o MAY 28, 2002

                       EDUCATIONAL DEVELOPMENT CORPORATION
               10302 EAST 55TH PLACE o TULSA, OKLAHOMA 74146-6515

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation (the "Company" or "EDC"), for use at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, on Tuesday, July 2, 2002, commencing at 10 A.M., and at all continuations and adjournments thereof. This Proxy Statement and accompanying form of Proxy are first being mailed to shareholders on or about May 28, 2002.

                             SOLICITATION OF PROXIES

     A shareholder giving a Proxy has the power to revoke it at any time before its exercise. A Proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A Proxy will be suspended if the shareholder who executed it is present at the meeting and elects to vote in person.

     This solicitation is made on behalf of the Board of Directors of the Company. The cost of soliciting these Proxies will be borne by the Company. In addition to solicitation by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward Proxies and proxy material to their principals and may reimburse them for their expenses in so doing. Certain officers and employees of the Company may solicit Proxies by telephone, facsimile or personally from some shareholders whose Proxies are not promptly received. Such officers and employees will receive no compensation other than their regular salaries, but they will be reimbursed for any expenses incurred in making such solicitation. Properly executed Proxies in the accompanying form which are filed before the meeting and not revoked will be voted in accordance with the directions and specifications contained therein.

                                VOTING SECURITIES

     The Company's $.20 par value common stock is the only class of capital stock authorized by its Amended and Restated Certificate of Incorporation. The number of shares which may be voted at the meeting or any adjournment thereof is 3,839,783 shares, which was the number outstanding as of May 3, 2002, the record date. Each shareholder is entitled to one vote for each share held except that cumulative voting is authorized with respect to the election of directors. In other words, solely for the purpose of electing directors, each share will entitle the holder thereof to a number of votes equal to the number of directors being elected and each shareholder may cast all of his votes for a single nominee, or may distribute them among any two or more nominees. The presence in person or by proxy of the holders of a majority of the shares issued and outstanding at the meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes, meaning shares held in the name of a nominee where no voting instruction has been provided to the nominee, will be counted for the purposes of determining whether a quorum is present. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     As of May 3, 2002, the following were the only persons known to management of the Company to be beneficial owners of more than five percent of the Company's outstanding common stock. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

           NAME AND ADDRESS OF                       AMOUNT OF BENEFICIAL                       PERCENT OF
             BENEFICIAL OWNER                             OWNERSHIP                              CLASS(1)
         RANDALL W. WHITE
         10385 South 76th E. Ave.
         Tulsa, Oklahoma 74133                            819,391(2)                               19.9%

         ROBERT D. BERRYHILL
         P.O. Box 1120
         Bixby, Oklahoma 74008-1120                       375,000(3)                                9.7%

(1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired within 60 days pursuant to currently exercisable stock options, however, shares which may be acquired by such person pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class of shares beneficially owned by any other person.

(2) Includes 275,200 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

(3) Includes 10,000 shares as to which Mr. Berryhill has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

           COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     As of May 3, 2002, the directors and nominees of the Company and the directors and executive officers of the Company as a group were the beneficial owners of the following amount of shares of common stock of the Company. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

         NAME AND ADDRESS OF                          AMOUNT OF BENEFICIAL                          PERCENT OF
          BENEFICIAL OWNER                                 OWNERSHIP                                  CLASS(1)
         G. Dean Cosgrove                                    30,000(2)                                   .8%
         James F. Lewis                                      93,160(2)                                  2.4%
         Robert D. Berryhill                                375,000(2)                                  9.7%
         Randall W. White                                   819,391(3)                                 19.9%
         All directors and executive officers             1,515,404(4)                                 35.5%
           as a group (7 persons)

(1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired by such person or group within 60 days pursuant to currently exercisable stock options, however, shares which may be acquired by such person or group pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class for shares beneficially owned by any other person or group.

(2) Includes 10,000 shares each as to which Messrs. Berryhill, Cosgrove, and Lewis have the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

(3) Includes 275,200 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

(4) Includes 425,200 shares as to which all directors and executive officers have the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

                              NUMBERS OF DIRECTORS

     The Amended and Restated Certificate of Incorporation and By-laws of the Company provide that the number of directors which shall constitute the whole Board of Directors shall not be less than three (3) nor more than fifteen (15). Within said limits, the number of directors shall be determined by resolution of the Board of Directors or by the shareholders at the annual meeting. The Board of Directors has adopted a resolution establishing four (4) as the number of directors of the Company.

                              ELECTION OF DIRECTORS

     In accordance with the Amended and Restated Certificate of Incorporation and By-laws of the Company, the directors are divided into three classes, Class I, Class II and Class III, and are elected for a full term of office expiring at the third succeeding annual shareholders meeting following the election to office and when a successor is duly elected and qualified. The By-laws provide that such classes shall be as nearly equal in number as possible. The term of office of Class I directors expires at the annual meeting of shareholders to be held on July 2, 2002, the term of office of Class II directors expires at the annual meeting of shareholders in 2003 and the term of office of Class III directors expires at the annual meeting of shareholders in 2004. At the Annual Meeting of Shareholders announced herein, one director shall be chosen to serve as Class I director. He will be elected for a full term of office expiring at the annual meeting of shareholders in 2005, and will serve until a successor or successors are duly elected and qualified. Unless authority to do so is withheld, the persons named as proxies in the accompanying form of Proxy will vote the shares represented thereby for the following nominee designated by the Board of Directors to serve as Class I director. Although it is not anticipated that the nominee will be unwilling or unable to serve, if the nominee should decline or be unable to act as a director, the persons named as proxies in the accompanying form of Proxy may, unless authority to do so is withheld, vote for any substitute nominee proposed by the Board of Directors. The business experience shown for the nominee has been his principal occupation for at least the past five years.

     The affirmative vote of a plurality of the shares present in person or by proxy at the meeting and entitled to vote is required for the election of directors. Abstentions from voting and broker non-votes will be tabulated as votes for the election of directors for the purpose of computing the number of shares present for purposes of determining the presence of a quorum for the meeting. They will have no effect on the outcome of the election of directors.

                                    NOMINEES

DIRECTOR
NAME AND BUSINESS EXPERIENCE                                 AGE               CLASS           SINCE
----------------------------                                 ---               -----           -----
JAMES F. LEWIS                                               60                I               1992

Retired CEO of The Lewis Companies Inc., a Tulsa based holding firm that owns or controls the following firms: Oil Capital Electric Inc., KBL Inc., FCE Inc., OMNI Mechanical Services, Engineering Design Group Inc. and various real estate holdings. He was the CEO for twenty-eight years. He serves on the Oklahoma Bank IV advisory board of directors.

                              CONTINUING DIRECTORS

NAME AND BUSINESS EXPERIENCE                                 AGE               CLASS            SINCE
----------------------------                                 ---               -----            -----
RANDALL W. WHITE                                             60                III              1984

Chairman of the Board of EDC since September 1986, President of EDC since January 1986, and Treasurer of EDC from February 1984 until January 1986. From February 1980 until joining EDC in January 1983, Mr. White served as the Chief Financial Officer of Nicor Drilling Company, Tulsa, Oklahoma, an oil and gas drilling company.

ROBERT D. BERRYHILL                                          56                II               1986

Private Investor. Vice Chairman of the Board of EDC since October 1986. He was President of Original Chili Bowl, Inc., Tulsa, Oklahoma, a food manufacturing business, from August 1965 until January, 1992, and was Vice President thereof for five years prior to his election as President.

G. DEAN COSGROVE                                             68                II               1986

Independent Consultant since 1985. He served as Financial Vice President and Treasurer of Mapco Inc., Tulsa, Oklahoma, an energy company, from May 1984 until July 1985, and served as Vice President and Treasurer thereof from January 1981 until May 1984.

APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE CORPORATION

     The Board of Directors (the "Board") is requesting stockholder approval of an amendment (the "Amendment") to the Company's Restated Certificate of Incorporation (the "Certificate") to provide for an increase in the number of shares of Common Stock authorized for issuance from Six Million (6,000,000) to Eight Million (8,000,000). The Board authorized the Amendment to the Certificate to increase the authorized shares of Common Stock, $.20 par value, by Two Million (2,000,000) shares on April 1, 2002.

                         PURPOSE AND EFFECT OF AMENDMENT

     On April 1, 2002, the Board of Directors approved by unanimous consent the 2002 Stock Option Plan providing for the issuance of up to 1,000,000 shares of the Company's Common Stock, to be effective June 1, 2002, subject to shareholder approval. The Company currently does not have a sufficient number of authorized shares to permit the issuance of shares under the 2002 Stock Option Plan and therefore such plan is contingent upon shareholder approval of this amendment.

     A description of the Common Stock is as follows: All the shares are of one class. There is no preferred stock. The Common Stock has no redemption, conversion, sinking fund provisions or other similar rights. Upon liquidation of the Company, the holders of the Common Stock are entitled to share ratably in the net assets of the Company available for distribution. Shares of Common Stock now outstanding are fully paid and nonassessable and the shares of Common Stock to be issued will be fully paid and nonassessable. Holders of Common Stock are entitled to such dividends as may be declared by the Board of Directors from funds legally available therefor.

     Before the Amendment can become effective, shareholders must approve the Amendment by the affirmative vote of the holders of a majority of the outstanding Common Stock, with each share being entitled to one vote. Abstentions and broker non-votes will have the effect of a vote against the proposal.

     The increase in the authorized Common Stock would enable the Company to have sufficient shares available for issuance under the 2002 Stock Option Plan and would allow the remaining unissued shares to be used at some future date for proper corporate purposes without further shareholder action. However, the Company presently has no plans to issue any shares other than as may be required in connection with the employee stock-based plan.

       MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                             2002 STOCK OPTION PLAN

     A motion will be presented at the Annual Meeting to approve the 2002 Stock Option Plan (the "2002 Plan"), under which certain Officers, Directors, key employees and consultants may be granted stock options. The 2002 Plan was approved by the Board of Directors by a written unanimous consent on April 1, 2002, to be effective June 1, 2002, subject to shareholder approval. The 2002 Plan covers an aggregate of 1,000,000 shares of the Company's Common Stock. Grants of stock options pursuant to the 2002 Plan must be made on or before June 1, 2012. The purposes of the 2002 Plan are to aid the Company in developing strong management and retaining and attracting competent executive and other key personnel through creating or increasing a proprietary interest of such persons in the success of the Company.

BRIEF DESCRIPTION OF THE 2002 PLAN

     The following summary of the 2002 Plan is qualified in its entirety by the specific language of the 2002 Plan, a copy of which is available to any shareholder upon request.

ADMINISTRATION OF THE 2002 PLAN

     The Compensation Committee of the Board of Directors of the Company (the "Plan Committee"), will be responsible for the administration of the 2002 Plan. It is expected that the Plan Committee will be constituted to comply with the "non-employee director" requirements of Rule 16b-3 of the Securities Exchange Act of 1934 and the "outside director" requirements of Section 162(m) of the Internal Revenue Code. The Plan Committee shall have full power and authority to designate participants, to establish the number of shares for which an option will be granted, to establish the exercise price and the term of the options, and to construe, interpret and supervise administration of the 2002 Plan. Grants of stock options may be made by the Plan Committee to designated participants for a total of 1,000,000 shares of the Company's Common Stock. The fair market value of the total number of shares included in the 2002 Plan was $7,000,000 on April 15, 2002.

ELIGIBLE PARTICIPANTS

     Officers, directors, key employees and consultants of the Company or any subsidiary who shall be in a position, in the opinion of the Plan Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries are eligible to be granted options under the 2002 Plan. Only persons who are employees of the Company or any subsidiary are eligible to be granted an incentive stock option under the Internal Revenue Code. At the close of business on April 15, 2002 there were 8 key employees eligible to receive incentive stock options under the 2002 Plan.

EXERCISE OF OPTIONS

     The 2002 Plan provides for the grant of incentive stock options and non-qualified stock options. Each participant may be granted one or more options to purchase shares with the purchase price to be fixed by the Plan Committee, provided however, that for incentive stock options, the purchase price will be not less that the fair market value of the Company's Common Stock on the day the option is granted. "Fair market value" shall be closing stock price for shares traded on the NASDAQ stock market for the Company's Common Stock on the day the option is granted.

     Participants may exercise options by written notice specifying the number of shares as to which the option is being exercised. Shares purchased pursuant to an option must be paid for in cash or with stock of the Company already owned by the participant, with such stock valued at the fair market value on the date of exercise.

TERMINATION OF OPTIONS

     Once granted pursuant to the 2002 Plan, stock options remain in effect until the earliest to occur of the following:

(i) the expiration of ten (10) years from the date of granting of each option so long as the optionee remains in the employ of the Company;

(ii) such time as the Plan Committee determines in the event the optionee assumes employment with a governmental, charitable or educational institution or business entity affiliated with the Company approved by the Company's chief executive officer;

(iii) termination of employment for any reason other than death, disability, or as described above in (ii) or as determined by the Plan Committee but not exceeding five (5) years from the date of termination;

(iv) such time during the optionee's employment as the Plan Committee elects to cancel the optionee's option because of actions by such employee deemed inimical to the best interests of the Company;

(v) in the case of death during employment, before the expiration of the later of one (1) year after death or the expiration date of the option; provided, however, for incentive stock options, only until earlier of the expiration date of the option or one year after the optionee's death;

(vi) in the case of disability during employment, the expiration date of the option, provided, however, in the case of incentive stock options, a period up to the earlier of the expiration date or one year after the termination of employment;

(vii) the time during employment that the Plan Committee decides to cancel the options when the optionee's employment responsibilities are reduced or altered; or

(viii) the expiration of the option by its own terms.

TRANSFERABILITY

     Stock options granted under the 2002 Plan are not transferable by the optionee except by will or the laws of descent and distribution, upon approval by the Plan Committee for estate or tax planning purposes or in "cashless" exercise procedures and may be exercised during the lifetime of the optionee only by such optionee or approved assignee. In no event may any option be exercised more than ten years after the date of its grant.

CHANGE IN CONTROL

     Upon a change in control, all options shall become fully vested and free of all restrictions. The Company shall have the right to acquire from participants those vested options for which the value, as established in the change in control, of the stock issuable upon exercise is greater than the option price by payment of the difference between the price per share as established in the change in control and the option price.

PLAN AMENDMENT AND TERMINATION

     The Board of Directors may terminate the 2002 Plan at any time and may amend the 2002 Plan from time to time in such respects as the Board of Directors may deem advisable.

FEDERAL INCOME TAX TREATMENT OF OPTIONS

     This section contains a general description of federal income tax consequences to optionees and the Company relating to stock options granted under the 2002 Plan. If federal tax laws change in the future, the following discussion may no longer apply. State and local tax provisions vary and are not covered in this summary.

     The tax consequences of incentive stock options and non-qualified stock options differ. A brief summary of each follows:

INCENTIVE STOCK OPTIONS

     It is intended that certain stock options granted pursuant to the 2002 Plan will qualify as "incentive stock options" under the Internal Revenue Code of 1986, as amended. Upon the grant of incentive stock options under the 2002 Plan, there is no income attributed to the optionee, nor is any expense recorded by the Company. At the time of exercise, the Company credits the purchase price to its capital account; the employee recognizes no income upon such exercise; provided, however, that the spread between the fair market price of a share of Common Stock at the time of the exercise and the option price must be added to alternative minimum taxable income for purposes of the alternative minimum tax. In the event that the stock is held for more than one year after exercise of the option and more than two years from the date of granting of the option (which is required under the terms of the option agreement form to be used by the Company), subsequent sale of the option stock qualifies for long-term capital gains treatment to the entire extent of the gain or loss and there is no effect upon the Company attendant to the sale of the stock by the optionee. Sale in less than one year would result in ordinary income treatment for the difference between the sale amount and the exercise price and the Company could claim a corresponding compensation expense deduction.

NON-QUALIFIED STOCK OPTIONS

     Non-qualified stock options may also be granted under the 2002 Plan. An optionee will not recognize taxable income and the Company will not be allowed a deduction for federal income tax purposes. Upon exercise, an optionee must recognize ordinary income equal to the difference between the fair market value of the shares at the time of exercise and the exercise price paid for the shares. The optionee's basis in the shares received will be the fair market value of the shares at the time of exercise. The optionee's income constitutes taxable wages as of the date of exercise, subject to unemployment, Social Security, Medicare and federal and state income tax withholding. The Company is normally entitled to a deduction at the same time and in the same amount as the optionee's ordinary income.

     When an optionee sells shares acquired upon the exercise of a non-qualified stock option, the optionee will realize a capital gain or loss equal to the difference between the sale price and the basis of the shares. The capital gain or loss will be long-term (eligible for reduced tax rates) or short-term depending on the amount of time between the exercise and the sale. There is no tax consequence to the Company associated with such a sale.

OPTIONS PREVIOUSLY GRANTED

     The following tabulation shows, as to certain executive officers and as to all executive officers and key employees, as a group, the following information since the beginning of the third previous full fiscal year with respect to stock options: (I) the aggregate amount of options granted; (II) the average per share exercise price; and (III) the net value (market value less exercise price) or cash realized during the period upon the exercise or realization of such options granted during the period or prior thereto.

                                                                         ALL PRESENT              ALL PRESENT
         OPTIONS FOR                               RANDALL W.         EXECUTIVE OFFICERS          KEY EMPLOYEES
         COMMON STOCK                                WHITE              AS A GROUP(4)             AS A GROUP(4)
         I   Number of Options
                Granted 3/1/99 - 5/03/02*             40,000                 90,000                   31,000
         II  Average Per Share
                Exercise Price                       $2.1875                $  2.26                  $  2.63
         III Net Value Realized
                3/1/99 - 5/03/02*                        -0-                    -0-                  $81,563

*The 1992 Plan will terminate June 1, 2002.

FUTURE GRANTS

     Grants to be made under the 2002 Plan are to be made by the Plan Committee. The number of options which may be granted by the Plan Committee under the 2002 Plan to any of the key employees of the Company or which would have been granted to any of such persons during the last fiscal year if the 2002 Plan had been in effect is not presently determinable.

                     VOTE REQUIRED TO APPROVE THE 2002 PLAN

     Approval of the 2002 Plan requires the affirmative vote of a majority of the Company's Common Stock represented and voting at the stockholders' meeting. Abstentions and broker non-votes will have the effect of a vote against the proposal.

 MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE 2002 PLAN.

                               COMPENSATION PLANS

The following table sets forth the securities authorized for issuance under our equity compensation plans (including individual compensation arrangements) as of February 28, 2002.

                                                                                                    NUMBER OF SECURITIES
                                                                                                  REMAINING AVAILABLE FOR
                                NUMBER OF SECURITIES TO                                         FUTURE ISSUANCE UNDER EQUITY
                                BE ISSUED UPON EXERCISE                WEIGHTED AVERAGE              COMPENSATION PLANS
                                OF OUTSTANDING OPTIONS,         EXERCISE PRICE OF OUTSTANDING      (EXCLUDING SECURITIES
                                  WARRANTS AND RIGHTS           OPTIONS, WARRANTS AND RIGHTS      REFLECTED IN COLUMN (a))
PLAN CATEGORY                            (a)                                 (b)                            (c)
-------------                   -----------------------         -----------------------------   ----------------------------
EQUITY COMPENSATION
 PLANS APPROVED BY                     590,600                              $3.24                         204,600
 SECURITY HOLDERS

EQUITY COMPENSATION PLANS
NOT APPROVED BY SECURITY                   -0-                                -0-                             -0-
        HOLDERS

         TOTAL                         590,600                              $3.24                         204,600

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     During the fiscal year ended February 28, 2002, the Board of Directors held three meetings in person. Each director attended all meetings of the Board of Directors, except for John Lare who did not attend two meetings. In addition, the Board conducted three meetings by telephone. Each director participated in these meetings except John M. Lare, who did not participate in one meeting.

     The only standing committees of the Board of Directors are described as follows:

(i) The Executive Committee is responsible for assisting management in establishing long-range plans, budgets and marketing and development plans. The Executive Committee consists of Messrs. Cosgrove, Berryhill and White. No separate meetings of this committee were held during the fiscal year ended February 28, 2002, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

(ii) The Compensation Committee is responsible for administering the Company's 1992 Incentive Stock Option Plan and will be responsible for administering the 2002 Stock Option Plan if it is approved by shareholders. The Compensation Committee consists of Messrs. Berryhill and Cosgrove. No separate meetings of this Committee were held during the fiscal year ended February 28, 2002, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

(iii) The Audit Committee is composed of independent directors (as defined by NASDAQ). The Audit Committee consists of Messrs. Cosgrove, Berryhill and Lewis. Their activities are governed by a written charter. The Audit Committee reviews the Company's financial statements and any audit reports from the independent accountants. The Audit Committee annually considers the qualifications of the independent auditor of the Company and makes recommendations to the Board on the engagement of the independent auditor. In December, 2001 a telephone meeting between the Audit Committee and the independent accountants was held for purposes of reviewing the Company's third quarter results. In April, 2002 the Audit Committee met with the independent public accountants (see Report of the Audit Committee elsewhere in this Proxy Statement).

     The Board of Directors has no nominating committee.

                            COMPENSATION OF DIRECTORS

     As compensation for all services rendered as a director of the Company, the Company has a standard arrangement whereby a director who is not also an officer of the Company is paid $250 for each directors' meeting attended in person. Each director who is not also an officer of the Company and who is a member of and who attends a meeting of one of the Committees of the Board of Directors is paid $150 for such attendance. Directors are not paid for directors' meetings or Committee meetings held by means of conference telephone calls.

             BENEFICIAL OWNERSHIP REPORTING COMPLIANCE SECTION 16(a)

     Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and to furnish the Company with a copy of each such report. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during and with respect to fiscal year 2002. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during and with respect to fiscal year 2002, all Section 16(a) filing requirements were satisfied.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to the compensation of the Company's President during the fiscal years ended February 28, 2002, February 28, 2001 and February 29, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM COMPENSATION
                                                                          --------------------------------
                                            ANNUAL COMPENSATION                  AWARDS            PAYOUTS
                                       -------------------------------    ---------------------    -------
                                                             OTHER                                              ALL
         NAME AND                                            ANNUAL       RESTRICTED   #                        OTHER
         PRINCIPAL           FISCAL                          COMPEN-      STOCK        OPTIONS/    LTIP         COMPEN-
         POSITION            YEAR      SALARY      BONUS     SATION(1)    AWARDS       SARS        PAYOUTS      SATION
         ---------           ------    ------      -----     ---------    ----------   --------    -------      -------
         RANDALL W. WHITE    2002      $110,000    $20,000     $  -0-     $  -0-       -0-         $  -0-       $  -0-
         Chairman of the     2001      $110,000    $20,000     $  -0-     $  -0-       -0-         $  -0-       $  -0-
         Board, President    2000      $110,000    $20,000     $  -0-     $  -0-       -0-         $  -0-       $  -0-
         and Treasurer

(1) Does not include the value of perquisites or other personal benefits because the aggregate amount of such compensation, if any, did not exceed the lesser of $50,000 or 10% of the annual salary and bonus in any of the three fiscal years reported in the Summary Compensation Table.

                    OPTION EXERCISES DURING FISCAL YEAR ENDED
            FEBRUARY 28, 2002 AND OPTION VALUES AT FEBRUARY 28, 2002

The following table sets forth certain information with respect to options exercised by the Company's President during the fiscal year ended February 28, 2002, and the number and value of unexercised stock options held by him at the end of the fiscal year.

                                                                                                      VALUE OF
                                                                            NUMBER OF                UNEXERCISED
                                                                           UNEXERCISED              IN-THE-MONEY
                                                                             OPTIONS                   OPTIONS
                                 SHARES ACQUIRED         VALUE              AT FY-END                 AT FY-END
         NAME                      ON EXERCISE        REALIZED(2)     FEBRUARY 28, 2002(1)       FEBRUARY 28, 2002(3)
         ----                    ---------------      -----------     --------------------       --------------------
         Randall W. White              -0-                -0-           275,200                   $         953,800

(1)  All unexercised options were exercisable as of February 28, 2002.

(2) Calculated by multiplying the number of shares acquired on exercise times the difference between (a) the closing stock price of the Common Stock at the exercise date and (b) the per share option exercise price.

(3) Calculated by multiplying the number of unexercised options times the difference between (a) the closing stock price of the Common Stock at February 28, 2002 and (b) the per share option exercise price.

                          COMPENSATION COMMITTEE REPORT

     The executive compensation policy is subjective and not subject to specific criteria. The compensation committee considers such factors as sales levels, earnings per share levels and return on equity in determining executive compensation. The Board of Directors determined that Randall W. White's salary and bonus is based on the above criteria.

Robert D. Berryhill
G. Dean Cosgrove

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors (the Committee) is comprised of the three directors named below. Each member of the Committee is an independent director as defined by NASDAQ rules. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors. The Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. Deloitte & Touche LLP, the Company's independent auditor for fiscal year 2002, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America. The Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, which includes, among other items, matters relating to the conduct of an audit of the Company's financial statements. The Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Deloitte & Touche LLP their independence from the Company. Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2002 and in the Company's fiscal year 2002 Annual Report to Shareholders.

Submitted by the members of the Audit Committee of the Board of Directors,
G. Dean Cosgrove, Chairman
Robert D. Berryhill
James F. Lewis

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP served as the Company's independent public accountants for the fiscal year ended February 28, 2002. The firm of Deloitte & Touche LLP has also been selected and approved by the Board of Directors as independent public accountants to make an audit of the financial statements of the Company for the fiscal year ended February 28, 2003. Representatives from Deloitte & Touche LLP are expected to be present at the annual meeting of shareholders, will be given the opportunity to make a statement if they so desire, and will be available to respond to any appropriate questions.

The following table sets forth the aggregate fees billed to the Company for the fiscal year ended February 28, 2002 by the Company's independent public accountants, Deloitte & Touche LLP.

                               FINANCIAL INFORMATION
           AUDIT FEES          SYSTEMS DESIGN AND                   ALL OTHER FEES
               (a)             IMPLEMENTATION FEES                       (b)                      TOTAL FEES
           ----------          ---------------------                --------------                ----------
             $56,100                  $ --                             $7,900                      $64,000

(a) Includes fees and expenses for annual audit of financial statements and interim reviews of quarterly financial statements

(b)  Includes fees for tax consulting

The Audit Committee of the Board of Directors has considered whether the provision of services provided under "All Other Fees" above is compatible with maintaining the principal accountant's independence and has determined that it is.

         COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS ON AN INDEXED BASIS

     The following graph compares the performance of the Company's Common Stock with the performance of the Nasdaq Stock Market Total Return Index and the Nasdaq Non-Financial Stock Index. The Center for Research in Security Prices ("CRSP") Index provided the Nasdaq indices used in this graph. The graph assumes $100 was invested on February 28, 1997 in each of the Company's Common Stock and the two Nasdaq indices.

     The graph displayed below is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. The graph in no way reflects the Corporation's forecast of future financial performance.

           PERFORMANCE GRAPH COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
            Among the Company, Nasdaq Stock Market Total Return Index
                      and Nasdaq Non-Financial Stock Index

                               [PERFORMANCE GRAPH]

                                           2-28-97     2-28-98     2-28-99     2-29-00     2-28-01     2-28-02
                                           -------     -------     -------     -------     -------     -------
Total Return Index for
  the NASDAQ stock market                  100.00      136.64      177.98      363.57      165.61      134.67

NASDAQ Non-Financial Stock Index           100.00      134.69      180.13      393.75      168.54      130.79

EDC Stock                                  100.00       72.92       41.67       56.25       56.25      113.50

                              EMPLOYMENT CONTRACTS

     The Company has an employment agreement with Randall W. White, President of the Company, which expires March 1, 2003 and provides for annual compensation of $110,000.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder proposal to be presented at the 2003 annual meeting should be directed to Randall W. White, President of the Company, at 10302 East 55th Place, Tulsa, Oklahoma 74146-6515, and must be received by the President on or before January 28, 2003. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

     Any stockholder proposal submitted other than pursuant to Rule 14a-8, will be untimely if given after April 13, 2003. As to any such proposal for which notice is timely received, the persons named in management's proxy for that meeting may exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter. If for some reason a proposal is not timely received but is still presented at the meeting, the persons named in management's proxy will be entitled to exercise their discretionary authority in voting on the proposal.

                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

     The proxy statement is accompanied by the Annual Report of the Company for its fiscal year ended February 28, 2002. Shareholders are referred to such Annual Report for information about the Company's business and activities, but such Annual Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

     Copies of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, will be provided without charge to record or beneficial owners of shares entitled to vote at the meeting. Written requests for copies of said report should be directed to Randall W. White, President of the Company, at the Company's corporate headquarters located at 10302 East 55th Place, Tulsa, Oklahoma 74146-6515.

                                  OTHER MATTERS

     Management does not intend to present and does not have any reason to believe that others will present at the annual meeting any item of business other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and discretionary authority to do so is included in the Proxy.

By order of the Board of Directors

/s/ RANDALL W. WHITE

Randall W. White
Chairman of the Board and President

Tulsa, Oklahoma
May 28, 2002

                                                                       EXHIBIT A

                       EDUCATIONAL DEVELOPMENT CORPORATION
                             2002 STOCK OPTION PLAN


1.       Preamble.

         Educational Development Corporation, a Delaware corporation ("the Company"), hereby establishes the Educational Development Corporation 2002 Stock Option Plan (the "Plan") as a means whereby the Company may, through awards of stock options:

                  (a) provide Officers, Directors and key employees who have substantial responsibilities for the direction and management of the Company and its Subsidiaries, as well as consultants to the Company, with additional incentive to promote the success of the businesses of the Company and its Subsidiaries;

                  (b) enable such employees to acquire equity interests in the Company; and

                  (c) enable the Company to attract and retain the services of key employees upon whose judgment and effort the successful conduct of its operations is largely dependent.

         Except as specifically provided herein, the provisions of the Plan do not apply to or affect any option, stock appreciation right, or stock heretofore or hereafter granted under any other stock or stock option plan of the Company or any Subsidiary, and all such options, stock appreciation rights or stock continue to be governed by and subject to the applicable provisions of the plan or agreement under which they were granted.

2.       Definitions.

         2.01 "Administrator" shall mean that person designated by the Committee from time to time to administer the Awards made under the Plan, which designation shall be communicated to the Participants in writing.

         2.02 "Award" shall mean a grant of an Option under the Plan.

         2.03 "Award Agreement" shall mean an agreement between the Company and a Participant which evidences the grant of an Option to a Participant and sets forth the terms and conditions of such Option.

         2.04 "Board" or "Board of Directors" means the board of directors of the Company.

         2.05 "Change in Control" means the occurrence of any one of the following events other than the Reorganization:

                  (a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(7) of the Exchange Act except the Participant or Randall W. White, either of their affiliates and associates, the Company, or any corporation, partnership, trust or other entity controlled by the Company (a "Subsidiary"), or any employee benefit plan of the Company or of any Subsidiary (each such individual, entity or group shall hereinafter be referred to as a "Person")), becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"), in either case; or

                  (b) Individuals who, as of the beginning of any twenty-four month period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the beginning of such period whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

                  (c) Consummation by the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the outstanding Company Common Stock and Company voting securities immediately prior to such Business Combination do not, immediately following such Business Combination, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Company Voting Securities, as the case may be; or

                  (d) (i) Consummation of a complete liquidation or dissolution of the Company or (ii) sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of such corporation is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

         2.06 "Code" means the Internal Revenue Code of 1986, as it exists now and as it may be amended from time to time.

         2.07 "Committee" means the Compensation Committee of the Board of Directors.

         2.08 "Common Stock" means the common stock of the Company, $.20 par value per share.

         2.09 "Company" means Educational Development Corporation, a Delaware corporation, and any successor thereto.

         2.10 "Director(s)" means a member or members of the Board.

         2.11 "Disability" means being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

         2.12 "Exchange Act" means the Securities Exchange Act of 1934, as it exists now or from time to time may hereafter be amended.

         2.13 "Fair Market Value" means for the relevant day:

                  (a) If shares of Common Stock are listed or admitted to unlisted trading privileges on any national or regional securities exchange, the last reported sale price on the composite tape of that exchange on the day Fair Market Value is to be determined;

                  (b) If the Common Stock is not listed or admitted to unlisted trading privileges as provided in paragraph (a), and if sales prices for shares of Common Stock are reported by The Nasdaq Stock Market, then the last sale price for Common Stock reported as of the close of business on the day Fair Market Value is to be determined, or if no such sale takes place on that day, the average of the high bid and low asked prices so reported; if Common Stock is not traded on that day, the next preceding day on which such stock was traded; or

                  (c) If trading of the Common Stock is not reported by The Nasdaq Stock Market or on a stock exchange, Fair Market Value will be determined by the Board in its discretion based upon the best available date.

         2.14 "Incentive Stock Option" or "ISO" means an Option that complies with the terms and conditions set forth in Section 422 of the Code and is designated as an ISO at the time of its grant.

         2.15 "Officer" means a corporate officer of the Company or any Subsidiary or affiliate of the Company.

         2.16 "Option" means the right of a Participant to purchase a specified number of shares of Common Stock, subject to the terms and conditions of the Plan.

         2.17 "Option Date" means the date upon which an Option is granted to a Participant under the Plan.

         2.18 "Option Period" means the period of time within which an Option may be exercised.

         2.19 "Option Price" means the price per share at which an Option may be exercised.

         2.20 "Participant" means an individual, or to the extent permitted as contemplated at Section 5 hereof, the account of an individual, to whom an Option has been granted under the Plan.

         2.21 "Plan" means the Educational Development Corporation 2002 Stock Option Plan herein and as from time to time amended.

         2.22 "Securities Act" means the Securities Act of 1933, as it exists now or from time to time may hereinafter be amended.

         2.23 "Subsidiary" means any corporation or other entity of which the majority voting power or equity interest is owned directly or indirectly by the Company.

         2.24 "Termination of Employment" means:

                  (a) with respect to an employee, when the employee's employment relationship with the Company and all of its Subsidiaries is terminated, regardless of any severance arrangements. A transfer from the Company to a Subsidiary or affiliate of the Company or a Subsidiary, or vice versa is not a termination of employment for purposes of the Plan;

                  (b) with respect to a consultant, when the consultant's consulting relationship with the Company is terminated either due to the termination of any consulting agreement, or otherwise, regardless of the fact that no employment relationship exists; or

                  (c) with respect to an Officer or Director, when such individual is no longer serving as an Officer or Director of the Company, or as a consultant to or employee of the Company and any of its Subsidiaries.

         2.25 Rules of Construction.

                  (a) Governing Law. The construction and operation of the Plan are governed by the laws of the State of Oklahoma.

                  (b) Undefined Terms. Unless the context requires another meaning, any term not specifically defined in the Plan has the meaning given to it by the Code, if any.

                  (c) Headings. All headings in the Plan are for reference only and are not to be utilized in construing the Plan.

                  (d) Gender. Unless clearly appropriate, all nouns of either gender refer indifferently to persons of either gender.

                  (e) Singular and Plural. Unless clearly inappropriate, singular terms refer also to the plural and vice versa.

                  (f) Severability. If any provision of the Plan is determined to be illegal or invalid for any reason, the remaining provisions shall continue in full force and effect and shall be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of the Plan in such circumstances is not consistent with its purposes.

3.       Stock Subject to the Plan.

         One Million (1,000,000) shares of the Company's Common Stock have been reserved for issuance under this Plan. Such shares of Common Stock may be newly issued shares or shares from the Company's Treasury. Options may be: (a) Incentive Stock Options, (b) other forms of statutory stock options, or (c) nonstatutory (non-qualified) options.

4.       Administration.

         The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). In addition to any other powers set forth in the Plan, the Committee has the exclusive authority:

                  (a) to construe and interpret the Plan, and to remedy any ambiguities or inconsistencies therein;

                  (b) to establish, amend and rescind appropriate rules and regulations relating to the Plan;

                  (c) subject to the express provisions of the Plan, to determine the individuals who will receive Awards of Options, the times when they will receive them, the number of shares to be subject to each Award and the Option Price, payment terms, payment method, and expiration date applicable to each Award;

                  (d) to contest on behalf of the Company or Participants, at the expense of the Company, any ruling or decision on any matter relating to the Plan or to any Awards of Options;

                  (e) generally, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the Awards of Options as it may deem necessary or advisable;

                  (f) to determine the form in which tax withholding under
         Section 12 of the Plan will be made; and

                  (g) to award cash bonuses to optionees who exercise non-qualified stock options granted under the Plan to mitigate the income tax cost to an optionee of the exercise of a non-qualified option and/or to transfer to such optionee the value of the deduction for income tax purposes realized by the Company on the exercise of a non-qualified option.

5.       Eligible Participants.

         Subject to the provisions of the Plan, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are Officers, Directors, key employees and consultants of the Company or any Subsidiary who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection, and success of the Company and its Subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the functions and responsibilities of the person, to the person's contributions to the Company and its Subsidiaries, the value of the individual's service to the Company and its Subsidiaries and such other factors deemed relevant by the Committee. In the event and to the extent authorized by the United States Departments of Treasury and Labor, the Company 401(k) Plan account of an employee of the Company or a Subsidiary may also be a Participant, the Committee may grant Options to such account and, to the extent such account is a Participant, the Options in such an account shall be subject to all of the terms and provisions of the Plan as if the Options had been granted to the individual for whom the account is maintained.

6.       Terms and Conditions of Options.

         The Committee may, in its discretion, grant Options to any Participant under the Plan. Each Option shall be evidenced by a written agreement between the Company and the Participant. Unless the Committee at the time of grant specifically designates Options granted under the Plan as Incentive Stock Options, all Options granted under the Plan shall be non-statutory options. Each Option agreement, in such form as is approved by the Committee, shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan as the Committee may deem appropriate:

                  (a) Option Period. Each Option granted under the Plan shall be for such period as is established by the Committee, except that each ISO shall expire no later than ten years after the Option Date. Where Options are exercisable in installments, the right to purchase any shares shall be cumulative, so that when the right to purchase any shares has matured, such shares may be purchased thereafter until the expiration of the Option. The Committee shall have the power to accelerate the exercisability of installments for any Option granted under the Plan.

                  (b) Option Price. At the time when the Option is granted, the Committee will fix the Option Price; provided, however, that, in the case of ISOs, the Option Price shall be no less than the Fair Market Value on the Option Date.

                  (c) Incentive Stock Options. ISO's may only be granted to employees of the Company or of a Subsidiary. No ISO may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the shareholders of the Company. The aggregate Fair Market Value (determined as of the Option Date of the ISO) of the Common Stock with respect to which ISO's are first exercisable by a Company or Subsidiary employee during any calendar year under all Option plans of the Company shall not exceed $100,000. An ISO granted to an employee who, at the time the ISO is granted, owns Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or a Subsidiary thereof shall have an Option Price equal to not less than 110 percent (110%) of the Fair Market Value on the Option Date and an Option Period expiring no later than five years after the Option Date. Notwithstanding any other provision of this Plan, an ISO shall not be transferable or assignable otherwise than by will or the laws of descent and distribution. Any Participant who disposes of shares acquired upon the exercise of an ISO either (i) within two years after the Option Date of the Option under which the shares were acquired or (ii) within one year after the acquisition of such shares shall notify the Company of such disposition and of the amount realized. Failure by a Participant to so notify the Company of such a disposition of shares shall entitle the Company to treat the shares of Common Stock issued to such Participant as void ab initio or to recover from the Participant the greater of the value of the shares disposed of as of the date of disposition or the value of the shares disposed of as of the date the Company learns of such disposition from either (ii) any amounts due to such Participant from the Company or a Subsidiary, or (ii) otherwise. The Company may, at its discretion, place a legend noting the possible consequences of a Participant's failure to provide such disposition notice on shares of Common Stock delivered upon the exercise of an ISO.

                  (d) No person shall have any rights of a shareholder with respect to any shares to be delivered upon the exercise of an Option until such time as such Option is validly exercised.

7.       Manner of Exercise of Options; Deferral of Receipt of Shares.

                  (a) To exercise an Option in whole or in part, a Participant (or, after his death, his executor or administrator) or his assignee (as contemplated at Section 11 hereof) must give written notice to the Administrator, stating the number of shares with respect to which he intends to exercise the Option. The Company will issue the shares with respect to which the Option is exercised upon payment in full of the Option Price. The Option Price may be paid (i) in cash, (ii) in shares of Common Stock held by the Participant, his executor, administrator, or assignee, and having an aggregate Fair Market Value, as determined as of the close of business on the day on which such Option is exercised, equal to the Option Price, (iii) if permitted by the Committee, a promissory note in the amount of the Option Price, which note shall provide for full personal liability of the maker and shall contain such other terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Common Stock, (iv) if authorized by the Committee in the Award Agreement for the Option being exercised, by delivery of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay for all Common Stock acquired through such exercise, (v) if authorized by the Committee in the Award Agreement for the Option being exercised, by the withholding by the Company, pursuant to a written election delivered by the Participant, his executor, administrator, or assignee, to the Administrator on or prior to the date of exercise, from the shares of Common Stock issuable upon any exercise of the Option that number of shares having a Fair Market Value as of the close of business on the day on which such Option is exercised equal to such Option Price and the minimum tax withholding obligations resulting from such exercise,
         (vi) by constructive delivery ("attestation") of shares of Common Stock held by the Participant, his executor, administrator, or assignee, and having an aggregate Fair Market Value, as determined as of the close of business on the day of exercise, equal to the Option Price and the minimum tax withholding obligations resulting from such exercise effected through providing the Company with a notarized statement on or before the day of exercise attesting to the number of shares owned by the Participant, his executor, administrator, or assignee, that will serve as the Option Price payment shares, or (vii) as authorized by the Committee in the Award Agreement for the Option being exercised, by a combination of such methods. The Option Price may also be paid in shares of Common Stock which were received by the Participant, his executor, administrator, or assignee, upon the exercise of one or more Options under the Plan.

                  (b) A Participant (but not his executor, administrator or assignee) may elect to defer the receipt of a portion of the shares of Common Stock (the "Deferred Shares") deliverable upon the exercise of a non-qualified Option provided such Participant (i) delivers to the Committee a written election (a "Deferral Election") to defer the receipt of shares of Common Stock, in such form and with such terms as the Committee determines, no later than six months before the date of exercise of an Option as to which the receipt of a portion of the shares of Common Stock is to be deferred, (ii) pays the Option Price payable upon such exercise by delivery, or by attestation, to the Company of shares of Common Stock as provided at Section 7(a) hereof, and (iii) is employed by the Company or a Subsidiary at the time of exercise of such Option. Only the number of shares otherwise deliverable upon exercise of a non-qualified Option in excess of the number of shares of Common Stock delivered in payment of the Option Price upon any exercise of such Option shall be Deferred Shares. Any such Deferral Election shall be revocable only upon the delivery of a superseding Deferral Election for the shares subject to a Deferral Election. Upon the exercise of an Option subject to a Deferral Election, that number of shares of Common Stock which, but for such Deferral Election, would be deliverable upon such exercise shall be issued to the Company for the benefit of the Participant and credited to a bookkeeping account (a "Unit Account") in the name of the Participant. Each Participant's Unit Account will be credited with all non-cash property either distributed in respect of any Deferred Shares, credited to such account or into which any Deferred Shares credited to such Unit Account are converted. All cash distributed in respect of a Participant's Deferred Shares or into which a Participant's Deferred Shares are converted shall be delivered to such Participant as soon as is reasonably practical after such distribution or conversion. No Participant shall be entitled to vote the Deferred Shares and instead such shares shall be voted by the Secretary of the Company on behalf of such Participant on all matters on which the holders of Common Stock are entitled to vote in the same manner as a majority of the shares of Common Stock are voted.

8.       Vesting.

         A Participant may not exercise an Option until it has become vested. The portion of an Option Award that is vested depends upon the vesting restrictions, if any, established by the Committee for such Option at the time of its grant and the period that has elapsed since the Option Date.

9.       Change in Control.

         Notwithstanding the provisions of Section 6 and anything contained in a Participant's agreement to the contrary, upon a Change in Control, all Options shall be subject to the following:

                  (a) The restrictions and limitations applicable to any Options shall lapse, and such Options shall become free of all restrictions and become fully vested to the full extent of the original grant; and

                  (b) The Company shall have the right to acquire from Participants their vested Options for which the value, as established in the Change in Control, of the Common Stock issuable upon exercise thereof is greater than the Option Price by payment of the amount by which the price per share of Common Stock, as established in the Change in Control, exceeds the Option Price.

10.      Adjustments to Reflect Changes in Capital Structure.

         If there is any change in the corporate structure or shares of the Company, the Committee may, in its discretion, make any adjustments necessary to prevent accretion, or to protect against dilution, in the number and kind of shares authorized by the Plan and, with respect to outstanding Options, in the number and kind of shares covered thereby and in the applicable Option Price. For the purpose of this Section 10, a change in the corporate structure or shares of the Company includes, without limitation, any change resulting from a recapitalization, stock split, stock dividend, consolidation, rights offering, spin-off, reorganization, or liquidation and any transaction in which shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation.

11.      Non-Transferability of Options; Limited Exception to Transfer
         Restrictions.

                  (a) Unless otherwise expressly provided in this Section 11, by applicable law or by any Award Agreement, as the same may be amended, evidencing the grant or award of Options: Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the person to whom such Awards were granted or awarded (a "Recipient"); and amounts payable or shares issuable pursuant to Awards shall be delivered only to or for the account of a Recipient.

                  (b) Except as precluded by any applicable law, the Committee may permit Awards to be transferred to and exercised by and paid to certain persons or entities related to the Recipient, including, but not limited to members of the Recipient's immediate family (parents, grandparents, children, grandchildren, spouse, siblings), charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Recipient's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration other than nominal consideration.

                  (c) The exercise and transfer restrictions in this Section 11 shall not apply to:

                           (i) transfers to the Company;

                           (ii) the designation of a beneficiary to receive
                  benefits in the event of the Recipient's death or, if the Recipient has died, transfers to or exercise by the Recipient's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

                           (iii) transfers pursuant to a domestic relations
                  order;

                           (iv) if the Recipient has suffered a disability,
                  permitted transfers or exercises on behalf of the Recipient by his or her legal representative; or

                           (v) the authorization by the Committee of "cashless
                  exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

                  (d) In the event of a transfer of an Award pursuant to Subsection (b) or (c) of this Section 11, the Recipient will remain liable for any taxes (including withholding and social security taxes) due upon or as a consequence of the exercise of or lapse of any restrictions in respect of an Award and neither the Company nor the Committee shall have any obligation to provide notice to a transferee of any event or information that has, will or could in any way affect an Award or its exercise.

12.      Rights as Shareholder.

         No person shall have any rights of a shareholder as to shares of Common Stock subject to an Award under the Plan until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company's official shareholder records as having been issued or transferred. Upon exercise of the Award or any portion thereof, the Company will have thirty
(30) days in which to issue the shares, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official shareholder records, except as provided herein or in an Agreement.

13.      Withholding Tax.

         Upon the exercise of an Option requiring tax withholding, the Participant will be required to pay to the Company for remittance to the appropriate taxing authorities an amount necessary to satisfy the employee's portion of federal, state and local taxes, if any, incurred by reason of the exercise of an Option or the lapse of such restrictions. A Participant may elect to have any tax withholding obligation incurred upon the exercise of an Award satisfied by payment of cash by the Participant, by the withholding of cash otherwise due the Participant, or, except in the case of ISO's, by the withholding of shares of Common Stock issuable upon such occurrence and having an aggregate Fair Market Value on the day prior to the day of exercise sufficient to satisfy the applicable minimum tax withholding requirement; provided, however, that if the Participant elects to have shares of Common Stock withheld from the shares deliverable upon such exercise, a Participant's election must be delivered to the Administrator in writing on or prior to the date of exercise of the Options.

14.      Termination of Employment.

         In the event of a Participant's Termination of Employment, the following rules shall apply:

                  (a) Resignation in order to assume employment, approved by the Company's Chief Executive Officer, with a governmental, charitable or educational institution, or business entity affiliated with the
         Company:

                  When a Participant resigns to assume employment, approved by the Company's Chief Executive Officer, with a governmental, charitable or educational institution, or business entity in which the Company has an equity interest, the Committee may (i) authorize the continuation of Options granted prior to termination as if the Participant were still employed by the Company and (ii) permit the exercise of such Options during periods after such Termination of Employment, but not beyond the original expiration date of the Option. Such actions will not be authorized to the extent they would cause outstanding ISOs to be considered to have been modified for purposes of Section 424(h) of the Code. Unless the Committee determines otherwise, termination of such approved employment, except to rejoin the Company or accept other employment which would qualify under this paragraph (a), or divestiture by the Company of its equity interest in such business entity, shall be treated as a termination of employment pursuant to paragraph (b), (c) or (d) of this
         Section 14.

                  (b) Termination of Employment for any reason other than death, Disability or resignation for approved employment pursuant to paragraph
         (a) above:

                  Any Option shall expire forthwith; provided, however, that with the approval of the Committee evidenced by a writing signed by an executive officer of the Company other than the Participant, unvested Options may be accelerated to vest immediately, any Options exercisable at the time of such termination may be exercised up to a date after such termination that is determined by the Committee, but not exceeding five years from the date of such termination and not beyond the date the Option otherwise would have expired in accordance with the Award Agreement evidencing such Option.

                  (c) Death of a Participant:

                  A Participant's estate or beneficiaries shall have a period up to the later of one year after the Participant's death or the expiration date specified in the Award Agreement within which to exercise the Option; provided, however, in the case of ISO's, the Participant's estate or beneficiaries may exercise an Option only until the earlier of the expiration date specified in the Award Agreement or one year after the Participant's death. Any Option may be immediately exercised in full by the Participant's estate or beneficiaries. In the event the Participant's estate is closed with exercisable Options then unexercised, the rights under this paragraph shall pass by will or the laws of descent and distribution.

                  (d) Disability of a Participant:

                  In the event of a Participant's Disability during employment, the Participant, or his or her guardian or legal representative shall have a period up to the expiration date specified in the Award Agreement within which to exercise the Option; provided, however, in the case of ISOs, the Participant, or his or her guardian or legal representative shall have a period up to the earlier of the expiration date or one year after the Participant's Termination of Employment within which to exercise the Option.

15.      Cancellation of Option Grants.

                  (a) After Termination of Employment. If there is a Termination of Employment with respect to a Participant for any reason other than death, and, pursuant to paragraph (a), (b) or (d) of Section 14, one or more Options have not yet expired, the Committee, in its sole discretion, which may be delegated to the Chief Executive Officer of the Company or to the Chairman of the Board, may cancel any such Options at any time prior to the exercise thereof unless the following conditions are met:

                           (i) The Participant shall not render services for any
                  organization or engage directly or indirectly in any business which, in the judgment of the Chief Executive Officer of the Company, is or becomes competitive with the Company, or which is or becomes otherwise prejudicial to or in conflict with the interests of the Company. The judgment of the Chief Executive Officer shall be based on the Participant's positions and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors of the Participant's assuming the post-employment position, and such other considerations as are deemed relevant given the applicable facts and circumstances. The Participant shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as such stock or securities are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than five percent (5%) equity interest in the organization or business.

                           (ii) The Participant shall not, without prior written
                  authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company, acquired by the Participant either prior to or after such Participant's Termination of Employment.

                  (b) Before Termination of Employment. The Committee, in its sole discretion, which may be delegated to the Chief Executive Officer of the Company or to the Chairman of the Board, may cancel any Options held by a person or reduce the number thereof at any time prior to the exercise thereof under the following circumstances:

                           (i) The Participant's conduct either in connection
                  with his or her employment by the Company or otherwise is deemed inimical to the interests of the Company.

                           (ii) The Participant's employment responsibilities
                  with the Company are reduced or altered and the Committee determines that the Participant would not have been granted the Options, or such number of Options, had the Participant's employment responsibilities been at the reduced or altered level at the time of the grant or award of such Options.

16.      No Right To Employment.

         Participation in the Plan will not give any Participant a right to be retained as an employee of the Company or any Subsidiary, or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the Plan.

17.      Amendment of the Plan.

         The Board of Directors may amend, modify, suspend or discontinue this Plan for the purpose of meeting any changes in legal requirements or for any other purpose permitted by law.

18.      Notice.

         Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Administrator, if so required under the Plan, and otherwise to the Chairman of the Committee and to the Chief Executive Officer of the Company, and shall become effective when it is received by the office of such Administrator, Chairman or the Chief Executive Officer, as applicable.

19.      Company Benefit and Compensation Plans.

         Nothing contained in the Plan shall prevent any Participant prior to death, or the Participant's dependents or beneficiaries after the Participant's death, from receiving, in addition to any Options provided for under the Plan, any salary, incentive or performance plan Awards, payments under a Company retirement plan or other benefits that may be otherwise payable or distributable to such Participant, or to the Participant's dependents or beneficiaries under any other plan or policy of the Company or otherwise. To the extent permitted by law, grants of Options under the Plan may be made in combination with, or as alternatives to, grants, awards or payments under other Company plans.

20.      Representations and Warranties.

         No person shall at any time have a right to be selected as a Participant in the Plan, nor having been selected as a Participant for one Award to be selected as a Participant for any other Award, and no person shall have any authority to enter into any agreement assuring such selection or making any warranty or representation with respect thereto. A Participant shall have no rights to or interest in any Option except as set forth herein.

21.      Unfunded Plan.

         Insofar as it provides for grants of Options, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are or may become entitled to Common Stock under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Common Stock, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Committee be deemed to be a trustee of any Common Stock issuable or deliverable under the Plan. Any liability of the Company to a Participant with respect to a grant of Options under the Plan shall be based solely upon any contractual obligations that may be created by the Plan or an Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

22.      Shareholder Approval.

         The Plan and the validity of any Options granted awarded under the Plan shall only be valid if the shareholders of the Company approve the Plan within 12 months after the date the Plan is adopted by the Committee.

23.      Conditions Upon Issuance of Shares.

         An Option shall not be exercisable and a share of Common Stock shall not be issued pursuant to the exercise of an Option until such time as the Plan has been approved by the shareholders of the Company and unless the exercise of such Option and the issuance and delivery of such share pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Common Stock is being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

24.      Effective Date and Termination of Plan.

                  (a) Effective Date. The Plan is effective as of the of the date of its adoption by the Board of Directors, subject to its approval by the shareholders of the Company, pursuant to Section 22.

                  (b) Termination of the Plan. The Board may terminate the Plan at any time with respect to any shares that are not then subject to Options. Termination of the Plan will not affect the rights and obligations of any Participant with respect to Options awarded before termination.

                                    * * * * *

         The undersigned, being the duly elected Secretary of Educational Development Corporation does hereby certify that the foregoing Educational Development Corporation 2002 Stock Option Plan was approved by the Board of Directors as of __________, 2002 and by the shareholders of the Company on __________, 2002.



                                       -----------------------------------------
                                       Secretary

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                       EDUCATIONAL DEVELOPMENT CORPORATION

                                  JULY 2, 2002






             o  PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED  o
--------------------------------------------------------------------------------
A [X] PLEASE MARK YOUR
      VOTE AS IN THIS
      EXAMPLE.


                              WITHHOLD
                 FOR the     AUTHORITY
                 listed       for the
                 nominee   listed nominee                                                                   FOR   AGAINST    ABSTAIN
1. UPON THE        [ ]          [ ]         NOMINEE: CLASS I DIRECTOR    2. To consider and act upon a      [ ]     [ ]        [ ]
   ELECTION OF                                       JAMES F. LEWIS         proposal to amend the Restated
   DIRECTORS:                                                               Certificate of Incorporation to
                                                                            increase the authorized number
(INSTRUCTION: TO WITHHOLD AUTHORITY TO                                      of common shares of the
VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT                                 Corporation.
NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

                                                                         3. To consider and act upon a      [ ]     [ ]        [ ]
____________________________________________                                proposal to approve the
                                                                            Educational Development
                                                                            Corporation 2002 Stock Option
                                                                            Plan.

                                                                            The foregoing is as set forth in the Notice of said
                                                                         meeting and in the accompanying Proxy Statement, receipt of which are hereby acknowledged.

                                                                            THIS PROXY WILL BE VOTED AS INDICATED BY THE
                                                                         SHAREHOLDER(S). IF NO CHOICE IS INDICATED ON THE ABOVE
                                                                         PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

                                                                            The Board of Directors knows of no other proposals to
                                                                         come before this meeting. IF ANY OTHER MATTERS SHOULD BE
                                                                         BROUGHT BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY
                                                                         OR THEIR SUBSTITUTES WILL VOTE THIS PROXY ON SUCH MATTERS
                                                                         IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

                                                                            The undersigned hereby revokes any Proxy heretofore
                                                                         given, and ratifies all that said proxies may lawfully do
                                                                         or cause to be done by virtue hereof.

                                                                         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.




                                              (L.S.)                                                (L.S.)   DATE:            , 2002
----------------------------------------------         ---------------------------------------------              ------------

Note: Please sign exactly as your name or names appear on this Proxy and when signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person(s).

                       EDUCATIONAL DEVELOPMENT CORPORATION
                  10302 EAST 55TH PLACE, TULSA, OKLAHOMA 74146

                                      PROXY
    THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF SHAREHOLDERS, JULY 2, 2002

     The undersigned hereby appoints Randall W. White and W. Curtis Fossett, or either or both of them, proxies of the undersigned, with full power of substitution, to vote all shares of Educational Development Corporation ("EDC") owned by or standing in the name of the undersigned, at the Annual Meeting of Shareholders of EDC, to be held at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, on July 2, 2002, at 10:00 o'clock A.M., local time, and at any adjournments.


                           (CONTINUED ON REVERSE SIDE)